HALLADOR ENERGY COMPANY

HNRG

ANNUAL SHAREHOLDER MEETING

May 9, 2016

Terre Haute, Indiana

Forward Looking Statements Disclosure

This presentation contains "forward-looking statements" – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "expects," "projects," "anticipates," "intends," "plans," "believes," "seeks" or "will." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; and from numerous other matters of national, regional and global scale, including those of political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Is Coal Going Away?

Obama says coal is dead.

- His EPA created the Clean Power Plan (CPP).

Our media says coal is dead.

- The headlines have focused on bankruptcies and plant closures.

Over half of U.S. coal production is in bankruptcy.

- Isn't this proof that coal is dead?

Coal Will Survive
Hallador Will Thrive



HALLADOR ENERGY COMPANY

State of the Industry

Environmental Rule

Obama's signature environmental rule has issues.

- In February, the US Supreme Court granted 27 states and other business organizations applications to stay CPP until the court decides the ultimate fate of the CPP.[1]
- In Congress, the majority oppose the CPP, most recently in votes in both the House (242-180) and Senate (52-46) passing resolutions of disapproval under the Congressional Review Act.[2]
- Obama vetoed the resolutions, but what will the next President do?

Plant Closures and Bankruptcies

Headline News!

Everyone has read a headline concerning a coal plant closure, but few realize that Indiana has already made or announced more capital investment in coal plants than any other state in the US ($12 billion)?[3]

It's true over 50% of US coal production is in bankruptcy but few bankruptcies are due to the steam coal market.

Coal Bankruptcies Are Due to Met Coal

In 2008-2009, the price of metallurgical coal "met coal" (coal used in the production of steel) increased from $50/ton to $350/ton.

US coal producers took on massive amounts of debt and dramatically increased their investment in met coal production.

- The majority of these investments were made on contracts with < 1 year of term.
- Met coal pricing has returned to previous levels causing producers to rely on their steam coal production in an attempt to service their bloated debt loads.

2015 The Perfect Storm

As producers entered 2015/2016 overloaded with debt they were greeted with:

- Record breaking levels of natural gas production
- The warmest winter recorded in 130 years of record-keeping by NOAA, 4.6 degrees Fahrenheit warmer than average, and 6 degrees warmer than last winter [4]
- Several plant closures
- A 20% appreciation in the US dollar versus most currencies

Warmest Winter Recorded in 130 Years!

- During the three months of December-February, an average of 10 billion cubic feet per day (Bcfd) less gas was burned to heat homes than normal, or ~900 Bcf.[5]
- As a result, gas storage in the US is currently 2,500 Bcf, up 1 trillion cubic feet over the normal amount at this time, and the natural gas price at Henry Hub (the official NYMEX Natural Gas futures delivery point) fell to $1.64/mcf in March the lowest since 1999.[6]
- At prices below $2, demand for even low-cost ILB coal fell.[7]

Gas Has Priced Down to Displace Coal


NATURAL GAS CONSUMPTION BY SECTOR (BCF/D)
Total
Res/Comm
Industrial
Power
Total
12,000
10,000
8,000
6,000
4,000
2,000
0
30,000
25,000
20,000
15,000
10,000
5,000
0
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

The only market which can absorb the excess gas in the near-term is the power market. As a result, gas prices must price down to levels necessary to displace coal-fired generation.

The mild winters of 2011/2012 and 2015 reduced residential heating demand increasing the gas surplus. Gas prices reflected the need to displace additional coal.[8]

Gas Drilling Has Slowed to a Crawl


U.S. Gas Rig Counts | 1987 - Current
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
Baker Hughes
4/15/2016, 89
07/17/87
07/17/88
07/17/89
07/17/90
07/17/91
07/17/92
07/17/93
07/17/94
07/17/95
07/17/96
07/17/97
07/17/98
07/17/99
07/17/00
07/17/01
07/17/02
07/17/03
07/17/04
07/17/05
07/17/06
07/17/07
07/17/08
07/17/09
07/17/10
07/17/11
07/17/12
07/17/13
07/17/14
07/17/15

Production Capacity Is Declining


Quarterly Indiana Coal Production Annualized
(Million Tons/Year)
45
40
35
30
25
20
15
10
5
-
35 35 36 34 35 35 37 38 37 35 34 36 34 33 36 37 38 36 38 38 38 36 37 35 38 37 41 38 39 38 39 39 38 34 36 29 29
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16

Indiana coal production has declined in response to lower demand. Some reduction is due to reduced operations or idling; other is due to permanent mine closures. In the last two years, mine closures include Gibson North, Somerville North, Prosperity, Freelandville, and Augusta ~9MM tons of combined capacity. Additional mine closures are expected in 2016.

How are the Gas Producers Doing?

- There has been a significant deterioration in the health of the oil and gas industry.
- Summary statistics as of end of Q3 2015 are as follows:

Bankruptcies	Q3 Negative Income	Asset Write-Offs	S&P Downgrades	
42 Firms	47 Firms	61 Firms - $144 Billion	Q1 2015 26 Firms	Q3 2015 25 Firms

- At current pricing, the situation has not improved.[10]

The Herd Will be Thinned

- More than half of US coal production is in bankruptcy.
- Large amounts of production needs to be recapitalized.
- Producers will be forced to focus their capital on only the lowest cost production and close their higher cost production.

The Shale Revolution

The successful fracking of shale rock brought us the Marcellus gas field, which has added 20Bcfd of low cost gas production into a North American market producing about 80 Bcfd.[11]

The US's highest cost coal production, Central Appalachia (CAPP), has the misfortune of being located near the US's lowest cost gas production. The Illinois Basin (ILB) is typically competitive with Marcellus gas production, except every 130 years when winter does not show up, which leads us to ask:

“At what price is natural gas production **sustainable?**”

Case Study – Cabot Oil and Gas

Cabot is perhaps the lowest cost gas operator in the country. Cabot adds gas with the drill bit at 40 cents/mcf. With cash operating costs of $1.15/mcf, that means that it can recover molecules of gas for $1.55/mcf.[12]

However, Cabot receives a ~80 cent negative basis differential in the Marcellus area due to inadequate pipe. Thus, its breakeven price is ~$2.35/mcf. Assuming the lowest cost producer would need ~$2.75 to generate a reasonable return on capital, Cabot is operating at a loss.[13]

Can't We Just Build More Pipe?

To finance a new long-haul pipeline to the Gulf Coast, a market large enough to turn the Marcellus gas into end-products or liquefied natural gas (LNG) exports, requires operators to commit to firm transportation contracts for 10-20 years at 80-100 cents/mcf. So the true cost of Cabot's gas appears to be more like $2.35-$2.55, substantially more than the stated $1.55/mcf.[14]

Will Growth in Non-Power Markets Consume the Gas Surplus?

There are **three** large areas of market growth:

- **LNG exports** which began in 2016 from the 0.6 Bcfd train at Sabine Pass. The second train is expected to start later this year. Total capacity under construction is 8.1 Bcfd. Bulk of capacity is not expected to be in operation until 2018. By the end of 2016, capacity will be at 1.2 Bcfd. Many more projects are on the table and can move forward as markets allow.
- **Exports to Mexico** increased sharply in 2015 with the completion of the NET Mexico pipeline at the end of 2014. Another increase is expected in 2016 as additional pipelines are completed.
- **Domestic Industry Projects** have already increased natural gas demand but the increase could be much greater once energy markets stabilize.[15]

Are Renewables The Answer?

	US	Germany
Renewable Capacity/Ave Demand	35%	149%
Renewable Capacity Utilization	36%	20%
(Wind 31% / Solar 18%)		
Retail Power Cost	$.13	$.40
Industrial Power Cost	$.07	$.27
Emission Reduction Since 2005	15%	4%

Impact on US of German Prices

- Costs of all goods would increase – e.g., steel costs would rise 50%.
- Household electric bills would increase by $3,000/year. [17]
- People vote with their checkbooks.

Coal is Not Dead



- A multitude of forces have created a glut of BTUs.
- The market will consume the glut in 2016/2017.
- When gas prices rise to ~$3, coal demand will return, but capacity of coal supply will be less.
- Hallador is in a unique position to meet this demand with 5MM tons of available capacity.
- Hallador is rated a top tier credit at utilities, further solidifying our market position.

NYMEX Gas Futures Pricing



Average Futures Prices As of 5/5/2016 [18]

Balance of 2016	$2.45
2017	$3.01
2018	$3.05
2019	$3.11

Glut of Retirements Behind Us[19]



IN-Coal Burning Retirements
2014
4%
2015
2%
2016
5%
2018
2%
No Retirement
Date
87%

Indiana Coal Preference Increasing

- The desirability of Indiana coal has increased with Mercury and Air Toxics Standards (MATS) due to its low mercury and chlorine content relative to other coal from the Illinois Basin.
- If the utilities which purchased Indiana coal in the last 3 years increased their purchases to all Indiana coal, the volume would triple.

COMPANY **FINANCIALS**

HNRG 2015 Results

Stock Price (5/3/16)	$4.54
EPS	$ .68
Adjusted EBITDA/Share*	$3.02
Free Cash Flow/Share**	$1.52
Dividends/Share	$ .16
Dividend Yield	3.5%
Book Value / Share	$8.72 (With Dividends)
Average Book Value Growth (7yrs)	12.7% (With Dividends)

HNRG 1st Quarter 2016 Results

EPS	$ .21
Adjusted EBITDA/Share*	$ .80
Free Cash Flow/Share**	$ .40
Dividends/Share	$ .04

**We define Adjusted EBITDA as EBITDA plus amortization of stock compensation.*

***We define free cash flow as pre-tax income plus DDA plus amortization of stock compensation less cap-ex.*

1st Quarter 2016

Credit Facility Amendment

- Allowed for the purchase of Freelandville.
- Loosened our covenants to ensure compliance and allow for additional asset purchases.

Safety is Job One!


35% Better
than industry average*
S&S Citation Rate
50% Better
than industry average*
Injury Severity Measure
30% Better
than industry average*
Violations Per Inspection Day
*Based on monthly mine safety reporting 2015 from the Oaktown Fuels Complex.

Training is a top priority at Sunrise Coal. Over 20,000 hours of training were accumulated in 2015 including:

- 6,000 hours on fire fighting and emergency evacuations
- 7,000 hours on safety and compliance
- 4,000 hours of mine rescue training
- The Sunrise Coal Mine Rescue Team earned 1st place in multiple state competitions.



HALLADOR ENERGY PROJECTS

Sunrise Coal Assets



Sullivan
Dugger
Merom
Carlisle Mine
Switz City
Bloomfield
Lyons
Newberry
Crane
Sandborn
Elnora
Odon
Edwardsport
Plainville
Illinois
Bicknell
Bruceville
Wheatland
Cannelburg
Loogootee
Shoals
Monroe City

Sunrise Through the Years

YEAR	Cumulative Production Capacity (MM tons)	Cumulative Reserves (MM tons)
2007	2MM	48 MM

Carlisle Mine Opened

2007 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2016

Today

Sunrise Coal Assets



Illinois
Bulldog Reserve
Carlisle Mine
Sullivan
Dugger
Merom
Linton
Switz City
Bloomfield
Lyons
Newberry
Sandborn
Crane
Elnora
Odon
Edwardsport
Plainville
Illinois
Bicknell
Bruceville
Wheatland
Washington
Cannelburg
Loogootee
Shoals
Monroe City

Sunrise Through the Years

YEAR	Cumulative Production Capacity (MM tons)	Cumulative Reserves (MM tons)
2007	2MM	48 MM
2010	3.5 MM	104 MM



Carlisle Mine Opened
Bulldog Reserve Added
2007
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2016
Today

Sunrise Coal Assets



Illinois
Bulldog Reserve
Carlisle Mine
Ace in the Hole Mine
Sullivan
Dugger
Merom
CLAY
OWEN
Sandborn
Crane
Odon
Edwardsport
Plainville
Bicknell
Bruceville
Wheatland
Cannelburg
Loogootee
Shoals
Monroe City
Illinois

Sunrise Through the Years

YEAR	Cumulative Production Capacity (MM tons)	Cumulative Reserves (MM tons)
2007	2MM	48 MM
2010	3.5 MM	104 MM
2012	4MM	169 MM



Ace in the Hole Mine Purchased
Carlisle Mine Opened
Bulldog Reserve Added
2007
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2016
Today

Sunrise Coal Assets



Illinois
Bulldog Reserve
Carlisle Mine
War Eagle Reserve
Ace in the Hole Mine
Illinois
Sullivan
Merom
Dugger
Linton
CLAY
OWEN
Sandborn
Crane
Odon
Edwardsport
Plainville
Bicknell
Bruceville
Wheatland
Cannelburg
Loogootee
Shoals
Monroe City

Sunrise Through the Years

YEAR	Cumulative Production Capacity (MM tons)	Cumulative Reserves (MM tons)
2007	2MM	48 MM
2010	3.5 MM	104 MM
2012	4MM	169 MM
2013	4 MM	193 MM



Ace in the Hole Mine Purchased
Carlisle Mine Opened
Bulldog Reserve Added
War Eagle Reserve Added
2007
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2016
Today

Sunrise Coal Assets



Illinois
Bulldog Reserve
Carlisle Mine
War Eagle Reserve
Ace in the Hole Mine
Oaktown Mines 1 &2
Illinois
Sullivan
Merom
Dugger
Sandborn
Crane
Odon
Edwardsport
Plainville
Bicknell
Wheatland
Cannelburg
Loogootee
Shoals
Monroe City
CLAY
OWEN

Sunrise Through the Years

YEAR	Cumulative Production Capacity (MM tons)	Cumulative Reserves (MM tons)
2007	2MM	48 MM
2010	3.5 MM	104 MM
2012	4MM	169 MM
2013	4 MM	193 MM
2014	12 MM	265 MM



Carlisle Mine Opened
Bulldog Reserve Added
Ace in the Hole Mine Purchased
War Eagle Reserve Added
Oaktown Complex Purchased
2007
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2016
Today

Sunrise Coal Assets


Illinois
Bulldog Reserve
Carlisle Mine
War Eagle Reserve
Ace in the Hole Mine
Freelandville Reserve
Oaktown Mines 1 &2
Illinois
Sullivan
Merom
Dugger
CLAY
OWEN
Sandborn
Crane
Odon
Bicknell
Wheatland
Cannelburg
Loogootee
Shoals
Monroe City

Sunrise Through the Years

YEAR	Cumulative Production Capacity (MM tons)	Cumulative Reserves (MM tons)
2007	2MM	48 MM
2010	3.5 MM	104 MM
2012	4MM	169 MM
2013	4 MM	193 MM
2014	12 MM	265 MM
2016	12 MM	271 MM
Totals	**12 MM**	**271 MM**


Carlisle Mine Opened
Bulldog Reserve Added
Ace in the Hole Mine Purchased
War Eagle Reserve Added
Oaktown Complex Purchased
Freelandville Reserve and Contracts Purchased
2007
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2016
Today

Sources

1. NMA – October 2015 Board of Director's Policy Update
2. NMA – October 2015 Board of Director's Policy Update
3. Data provided by Energy Ventures Analysis
4. Oakcliff Capital
5. Oakcliff Capital
6. Oakcliff Capital
7. Oakcliff Capital
8. Energy Ventures Analysis
9. Energy Ventures Analysis
10. Energy Ventures Analysis
11. Oakcliff Capital
12. Oakcliff Capital
13. Oakcliff Capital
14. Oakcliff Capital
15. Energy Ventures Analysis
16. "Making Money From A Changing Power Grid" Yorktown Partners LLC
17. "Making Money From A Changing Power Grid" Yorktown Partners LLC
18. Atmos Energy Marketing
19. Energy Ventures Analysis
20. Energy Ventures Analysis


HNRG
Q/A
HALLADOR ENERGY COMPANY